UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to ☐240.14a-12

JPMorgan Chase & Co.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which the transaction applies:

(2)	Aggregate number of securities to which the transaction applies:

(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of the transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

May 2019 2019 Proxy Supplemental Materials

Annual meeting overview
Directions
The
entrance
to
the
building
is
indicated
by
the
STAR
Please note: the 10 South Dearborn Street entrance is
closed due to construction
Map and directions
Logistics
1
Date:
Tuesday, May 21, 2019
Time:
10:00 a.m. Central Time
Place:
Chase Tower
21 South Clark Street, 56th Floor
Chicago, Illinois 60603
Audiocast:
www.jpmorganchase.com/events-presentations
Phone:
(866) 541-2724 in the U.S. and Canada
(706) 634-7246 for international
Attending in
person:
You will be required to present a valid form of
government-issued photo identification, such as a
driver’s license or passport, and proof of ownership
of our common stock as of our record date on
March 22, 2019. For more details, see 2019 Proxy
Statement pages 92-97

Matters to be voted on
Election of Directors

Advisory resolution to approve executive compensation
2
Ratification of independent registered public accounting firm
3
Gender pay equity report
4
Enhance shareholder proxy access
5
Cumulative voting
6
The Board of Directors
recommends
you
vote
FOR
each director nominee and
FOR
the following
proposals:
The Board of Directors
recommends you vote
AGAINST
each of the
following proposals:
Management proposals
Shareholder proposals

We demonstrated strong financial performance in 2018
We maintained or gained market share across our businesses, demonstrated strong expense discipline, continued to achieve high customer satisfaction scores and maintained a fortress balance sheet
2018 key highlights –
strong performance continues to support shareholder value
Record
net income of
$32.5 BILLION
Record
EPS of
$9.00
ROE of
13%
ROTCE¹ of
17%
Book value per share
(“BVPS”) of
$70.35
Tangible book value
per share (“TBVPS”)¹ of
$56.33
Distributed
$28.5 BILLION
to shareholders²
For additional information and footnotes, please see page 18
Total Shareholder Return ("TSR")³
$100
investment in JPM at the end of 2008 would be valued at $388 at the end of 2018

The Firm has demonstrated sustained, strong financial performance
Generated
strong
ROE
and
ROTCE
4
For additional information and footnotes, please see page 18
Delivered
sustained
growth
in
EPS,
BVPS
and
TBVPS
1
1

We are committed to commonsense corporate governance practices
Reviews the Firm’s strategic objectives and plans
Evaluates the CEO’s performance and provides talent management for other senior executives
Oversees the Firm’s financial performance and condition
Oversees the Firm’s risk management and internal control frameworks
Oversees the Firm’s approach to environmental, social and governance (“ESG”) matters
Sets the cultural “tone at the top”
The Firm’s Corporate Governance Principles require
the independent directors to appoint a Lead Independent Director if the role of the Chairman is combined with that of the CEO
The Board reviews its leadership structure annually as part of its self-assessment process
Responsibilities of the Lead Independent Director include:
acts as liaison between independent directors and the CEO
acts as a sounding board to the CEO
provides advice and guidance to the CEO on executing long-term strategy advises the CEO of the Board’s information needs
meets one-on-one with the CEO following executive sessions of independent directors has the authority to call for a Board meeting or a meeting of independent directors approves agendas and adds agenda items for Board meetings and meetings of independent directors presides over executive sessions of independent directors
engages and consults with major shareholders and other constituencies, where appropriate guides annual performance review of the CEO
guides the annual independent director consideration of CEO compensation guides full Board consideration of CEO succession
guides the self-assessment of the full Board
presides at Board meetings in the CEO’s absence or when otherwise appropriate
Our Board provides independent oversight of the Firm’s business and affairs
A strong Lead Independent Director role facilitates independent board oversight of management

We are committed to commonsense corporate governance practices (cont’d)
We have regular and ongoing discussions with shareholders throughout the year on a wide variety of topics, such as financial performance, strategy, competitive environment, regulatory landscape, and ESG matters
In 2018, our shareholder engagement initiatives included:
Shareholder Outreach: Hosted
more than 60 discussions on strategy, financial performance, governance, executive
compensation,
and
environmental
and
social
matters,
among
others,
with
shareholders
representing
>45%
of
our
outstanding common stock
Annual Investor Day: Senior management gave presentations at our annual Investor Day on the Firm’s strategy and financial performance
Meetings/Conferences:
Senior
management
hosted
more
than
50
investor
meetings
and
presented
at
12 investor conferences
Annual Shareholder Meeting: Our CEO and Lead Independent Director presented to shareholders at the Firm’s 2018 annual meeting
We actively engage with shareholders
6
Annual Board and committee assessment
Robust shareholder rights:
-
proxy access
-
right to call a special meeting
-
right to act by written consent
Majority voting for all director elections
Stock ownership requirements for directors
100% committee independence
Executive sessions of independent directors at each regular Board meeting
Our governance practices promote Board effectiveness and shareholder interests

Agenda Page 1 Management proposals 7 2 Shareholder proposals 14

Proposal #1: Election of Directors
The Board recommends you vote FOR
each director nominee
For additional detail, see 2019 Proxy Statement pages 8-37
For
additional
information
and
footnotes,
please
see
page
18
The Board of Directors has nominated the 11 individuals listed below: 10 independent directors and the CEO
7
COMMITTEE MEMBERSHIP
Linda B. Bammann
63
0
Directors’ Risk Policy (Chair)
Director since 2013
James A. Bell
70
Retired Executive Vice President of The Boeing Company
3
Audit (Chair)
Director since 2011
Stephen B. Burke
60
Chief Executive Officer of NBCUniversal, LLC
1
Compensation & Management Development;
Director since 2004
Corporate Governance & Nominating
Todd A. Combs
48
Investment Officer at Berkshire Hathaway Inc.
0
Directors’ Risk Policy;
Director since 2016
Public Responsibility
James S. Crown
65
1
Directors’ Risk Policy
Director since 2004
James Dimon
63
0
Director since 2004
Timothy P. Flynn
62
Retired Chairman and Chief Executive Officer of KPMG
3
Audit;
Director since 2012
Public Responsibility (Chair)
Mellody Hobson
50
President of Ariel Investments, LLC
1
Audit;
Director since 2018
Public Responsibility
Laban P. Jackson, Jr.
76
0
Audit
Director since 2004
Michael A. Neal
66
0
Directors’ Risk Policy
Director since 2014
Lee R. Raymond
80
0
Compensation & Management Development (Chair);
(Lead Independent Director)
Corporate Governance & Nominating
Director since 2001
Chairman and Chief Executive Officer of Clear Creek
Properties, Inc.
Retired Vice Chairman of General Electric Company and Retired
Chairman and Chief Executive Officer of GE Capital
Retired Chairman and Chief Executive Officer of Exxon Mobil
Corporation
OTHER PUBLIC COMPANY
BOARDS (#)
Chairman and Chief Executive Officer of Henry Crown and
Company
NOMINEE/DIRECTOR OF JPMORGAN CHASE
SINCE ¹
Age
PRINCIPAL OCCUPATION
Retired Deputy Head of Risk Management of JPMorgan
Chase & Co.³
Chairman and Chief Executive Officer of JPMorgan Chase & Co.
2

All our nominees
possess:
•
Integrity
•
Judgment
•
Strong work ethic
•
Strength of
conviction
•
Collaborative
approach to
engagement and
oversight
•
Inquisitiveness
•
Objective
perspective
•
Willingness to
appropriately
challenge
management
11
10
7
9
9
11
7
11
11
Proposal #1: Election of Directors (cont’d)
The Board recommends you vote FOR
each director nominee
Profile of nominees (excluding our CEO)
Personal and professional attributes and skills of the nominees
For additional detail, see 2019 Proxy Statement pages 8-37
RISK
MANAGEMENT
AND
CONTROLS
–
Skills and experience in
assessment and management of business and financial risk factors allow the Board to effectively oversee risk management and
understand the most significant risks facing the Firm
FINANCIAL
AND
ACCOUNTING
–
Knowledge
of
or
experience
in
accounting, financial reporting or auditing processes and standards is important to effectively oversee the Firm’s financial position and condition and the accurate reporting thereof and to assess the Firm’s strategic objectives from a financial perspective
FINANCIAL
SERVICES –
Experience in or with the financial services
industry, including investment banking, global financial markets or consumer products and services, allows Board members to evaluate the Firm’s business model, strategies and the industry in which we compete
INTERNATIONAL
BUSINESS
OPERATIONS
–
Experience in
diverse geographic, political and regulatory environments is important because the Firm serves customers and clients across the globe
LEADERSHIP
OF
A
LARGE,
COMPLEX
ORGANIZATION
–
Executive experience managing business operations and strategic planning allows Board members to effectively oversee the Firm’s complex worldwide operations
MANAGEMENT
DEVELOPMENT
AND
SUCCESSION
PLANNING
–
Experience in senior executive development, succession planning and compensation matters allows the Board to effectively oversee the
Firm’s efforts to recruit, retain and develop key talent and provide valuable insight in determining compensation of the CEO and other executive officers
PUBLIC
COMPANY
GOVERNANCE
–
Knowledge of public company
governance matters, policies and best practices assists the Board in considering and adopting applicable corporate governance practices, interacting with stakeholders most interested in these issues and understanding the impact of various policies on the Firm’s functions
TECHNOLOGY
–
Experience with or oversight of innovative
technology, cybersecurity, information systems/data management, fintech or privacy is important in overseeing the security of the Firm’s operations, assets and systems as well as the Firm’s ongoing investment in and development of innovative technology
REGULATED
INDUSTRIES
AND
REGULATORY
ISSUES
–
Experience with regulated businesses, regulatory requirements and relationships with global regulators is important because the Firm operates in a heavily regulated industry

Proposal #2: Advisory resolution to approve executive compensation
The Board recommends you vote FOR
the executive compensation program
1
Mr. Pinto, who is based in the U.K., received a fixed allowance of $7,635,000 paid in British pound sterling and a salary of £475,000.
1. Strong performance
We
continued
to
deliver
strong
multi-year
financial
performance,
invest
in
our
future,
strengthen
our
risk
and
control
environment,
reinforce
the
importance
of
our
culture
and
values,
deliver
on
our
long-standing
commitment
to
serve
our
customers,
employees
and
communities,
and
conduct
business
in
a
responsible
way
to
drive
inclusive
growth.
2. Disciplined performance assessment to determine pay
The CMDC uses a balanced approach to determine annual compensation by assessing performance against four broad performance categories over a sustained period of time.
A material portion of Operating Committee compensation is delivered in the form of at-risk performance share units (“PSUs”), reinforcing accountability and alignment with shareholder interests by linking the ultimate payout to pre-established absolute and relative goals.
3. Sound pay practices
We believe our compensation philosophy promotes an equitable and well-governed approach to compensation, including pay-for-performance practices that attract and retain top talent, are responsive to and aligned with shareholders, and encourage a shared success culture in support of our business principles.
4. Pay is aligned with performance
CEO pay is strongly aligned to the Firm’s short-, medium-
and long-term performance, with approximately 83% of the CEO’s variable pay deferred into equity, of which 100% is in at-risk PSUs. Other NEO pay is also strongly aligned to Firm and Line-of-Business (“LOB”) performance, with a majority of their variable pay deferred into equity, of which
50% is in at-risk PSUs.
5. Rigorous accountability and recovery provisions
Our executive compensation program is designed to hold executives accountable, when appropriate, for meaningful actions or issues that negatively impact business performance or the Firm’s reputation in current or future years.
In response to last year’s 93% Say-on-Pay support and positive shareholder feedback, the Compensation & Management Development Committee
(“CMDC”) maintained the key features of our compensation program.
We believe shareholders should consider five key factors in their evaluation of this year’s proposal:
For additional detail, see 2019 Proxy Statement pages 38-77
2018 NEO compensation
The table above differs from how compensation is reported in the Summary Compensation Table on page 65 of the 2019 Proxy Statement. Please refer to page 57 of the 2019 Proxy
Statement for more information.
Name and principal position
INCENTIVE COMPENSATION
Salary
Cash
Restricted
stock units
Performance
share units
Total
James Dimon,
Chairman and CEO
$     1,500,000
$     5,000,000
$                —
$     24,500,000
$     31,000,000
Daniel
Pinto
1
,
Co-President
and
Co-COO;
CEO
Corporate
&
Investment
Bank
8,276,026
—
6,861,987
6,861,987
22,000,000
Gordon Smith,
Co-President and Co-COO; CEO Consumer & Community Banking
750,000
8,500,000
6,375,000
6,375,000
22,000,000
Mary
Callahan
Erdoes,
CEO
Asset
&
Wealth
Management
750,000
7,900,000
5,925,000
5,925,000
20,500,000
Marianne Lake
, Chief Financial Officer
750,000
5,700,000
4,275,000
4,275,000
15,000,000
9
2
On April 17, 2019, JPMorgan Chase announced that Marianne Lake would become Chief Executive Officer of Consumer Lending, which includes Credit Card, Home Lending and Auto, reporting to
Gordon
Smith,
and
would
remain
a
member
of
the
Firm’s
Operating
Committee.
JPMorgan
Chase
also
announced
that
Jennifer
A.
Piepszak
would
become
Chief
Financial
Officer
of
the
Firm
and
a
member of the Firm’s Operating Committee reporting to Jamie Dimon. All changes became effective May 1, 2019. For further information, refer to the Current Report on Form 8-K that was filed with the U.S. Securities and Exchange Commission on April 17, 2019.
2

2018 Business Results
Teamwork & Leadership
Continued to invest significant time and effort on diversity and inclusion best practices
Increased hourly wages 10% on average for 22,000 employees and lowered medical plan deductibles by $750 for employees making less than $60,000
Shareholder-aligned compensation
philosophy
Strong stock ownership guidelines and
retention requirements
Responsible use of equity for employee
compensation
No special executive benefits/severance or
golden parachutes
Client/Customer/Stakeholder Focus
Examples
of
external
recognition
3
we
received
in
2018
include:
o
CCB:
#1 in overall customer satisfaction among national banks
o
CIB:
#1 in global Markets revenue and Investment Banking fees
o
CB:
#1 multifamily lender
o
AWM: ETF Issuer of the Year
Continued
to
make
significant
investments
in
enhancing
customer
and
client
experience
through new and expanded digital capabilities
Strong performance
1
Risk, Controls, and Conduct
Continued to embed conduct risk in our risk management processes
Continued to invest in our cybersecurity capabilities
Formula
PSUs link ultimate payout to pre-established absolute and relative ROTCE goals
Disciplined performance assessment to determine pay
2
Sound
pay practices
3
Balanced Discretion
Variable pay award levels based on four broad categories:
Business Results
Risk, Controls & Conduct
For footnoted information please see page 18
Client/Customer/Stakeholder Focus
Teamwork & Leadership
$32.5B
Net Income
$9.00
EPS
13% ROE
17% ROTCE
1
$28.5B
Net capital
Distributions
2
The Board awarded Mr. Dimon
$31
million of total compensation for 2018, an
increase of $1.5 million from 2017
The Board considered the Firm’s
consistently strong multi-year
performance under Mr. Dimon’s
stewardship
Pay is aligned with performance
4
Rigorous accountability and recovery provisions
5
Robust risk, controls and conduct review process can impact compensation pools and individual pay
Strong cancellation and clawback
provisions cover both cash and equity awards
TRIGGER
5
VESTED
UNVESTED
Restatement
Misconduct
Risk-related
Protection
based
Shareholder Feedback
In response to our 93% Say-on-Pay
support and positive shareholder
feedback, the CMDC maintained the
key features of our compensation
program
2018 Update
Calibrated the Absolute ROTCE goal
for the 2018 PSU award to 18%
based on current forecast of future
performance
Proposal #2: Advisory resolution to approve executive compensation (cont’d)
The Board recommends you vote FOR
the executive compensation program
Summary of factors for shareholder consideration
For additional detail, see 2019 Proxy Statement pages 38-77
10
$
1.5M Salary
Has not changed from 2017
Has not changed from 2017
$
5M Cash Incentive
$1.5M from 2017
~95% of pay is “at-risk”
3% -
5%
38% -
39%
29%
29%
Salary
$
24.5M PSUs
Cash Incentive
PSUs
Restricted Stock Units (“RSUs”)
~95 -
97% of pay is “at-risk”
Total
Compensation
$31M
Total
Compensation
$15M-$22M
Mr. Dimon
Other NEOs
4

Plan Feature
Performance Year 2018 PSU Award Description
Vehicle
Value of units moves with stock price during performance period; units are settled in shares at vesting
Time Horizon
3-year cliff vesting, plus an additional 2-year holding period (for a combined 5-year holding period)
Performance
Measure
The
CMDC
selected
ROTCE
1
,
a
fundamental
performance
metric,
which
measures
the
Firm’s
net
income
applicable
to
common
equity
as
a
percentage
of
average
tangible
common
equity.
ROTCE
is
meaningful
to
the
Firm,
as
well
as
investors
and
analysts,
in
assessing
the
earnings
power
of
common
shareholders’
equity
capital
and
is
a
useful
metric
for
comparing
the
profitability
of
the
Firm
with that of competitors.
Payout Grid
Payout under the PSU plan is calculated annually over the three-year performance period based on absolute and relative ROTCE per the formulaic payout grid below. Absolute and relative performance metrics help promote a reasonable outcome for both shareholders and participants. Annual payout calculations prevent excessive weightings attributable to a single year within the three-
year performance period. For the 2018 PSU award, the CMDC set the maximum payout at an ROTCE level of 18% (or greater), compared to 14% in 2015 and 2016 and 17% in 2017.
Minimum Risk-
based Hurdle
If
the
Firm’s
common
equity
Tier
1
(“CET1”)
capital
ratio
2
is
less
than
7.5%
at
any
year-end,
then
unvested
PSUs
referencing
that
performance year will be subject to downward adjustment by the CMDC. This feature was first introduced with the 2017 PSU award.
PSU
Performance
Companies
In determining companies to include in the relative ROTCE scale, the CMDC selected competitors with business activities that overlap with at least 30% of the Firm’s revenue mix. These are unchanged from prior years and include Bank of America, Barclays, Capital
One Financial, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, HSBC, Morgan Stanley, UBS and Wells Fargo.
Narrow
Adjustment
Provision
The CMDC may make adjustments (up or down) to maintain the intended economics of the award in light of changed circumstances
(e.g., change in accounting rules/policies or changes in capital structure). The CMDC may also make additional downward adjustments in relation to Mr. Pinto’s PSUs (see note 1 on page 52 of the 2019 Proxy Statement).
Proposal #2: Advisory resolution to approve executive compensation (cont’d)
The Board recommends you vote FOR
the executive compensation program
1
ROTCE is calculated for each year in the performance period using unadjusted reported data as set forth in public financial disclosures.
2
The CET1 ratio is a key regulatory capital measure; for further explanation, see page 101 of the 2019 Proxy Statement.
Performance Share Unit (“PSU”) program overview
For additional detail, see 2019 Proxy Statement pages 38-77

Payout by relative
ROTCE Scale

Proposal #2: Advisory resolution to approve executive compensation (cont’d)
The Board recommends you vote FOR
the executive compensation program
Determining absolute and relative PSU performance goals
Each year the CMDC sets the absolute ROTCE goal for that year’s award of PSUs by reviewing the Firm’s historical performance and a reasonable range of possible net income and capital outcomes over the next three years. For the 2018 PSU award granted in January 2019, these outcomes were considered in the context of (among other things) the expected impacts of: the TCJA; regulatory capital requirements; annual stress tests; interest rates; and the U.S. and global economic environment, all of which affect the range of ROTCE outcomes in the medium-term.
Consistent with the Firm’s pay-for-performance philosophy, in setting the relative ROTCE performance goals, the CMDC determined that payout above target for previously granted PSU awards should be limited to instances in which the Firm outperforms its competitors on a relative basis, with below target payout occurring in instances of under performance. Achievement of median relative performance results in target payout (100%), which is consistent with peer practices, and with what the CMDC believes is a reasonable outcome. Outstanding relative performance, which results in a payout of 150% is limited to the
Firm achieving a ROTCE in the top 25%, or top three, of the competitor group.
Performance
Share
Units
–
5-year
time
horizon
PSUs awarded for performance years 2015, 2016 and 2017
The Firm reported ROTCE of 13%, 12%, and 17% in 2016, 2017, and 2018 respectively, resulting in 1st Quartile relative performance and an expected payout of 150% for each tranche of the 2015, 2016 and 2017 PSU awards referencing those years. In assessing the Firm’s 2017 and 2018 ROTCE performance against the absolute goal established in the 2015 PSU award, the CMDC reviewed information related to the estimated impact of the enactment of the TCJA on the Firm’s performance and determined no adjustment was required to the ultimate payout of that award in order to maintain its intended economics. On March 25, 2019, the 2015 PSU award vested at 150%.
For additional detail, see 2019 Proxy Statement pages 38-77
12
PSU goal is set at beginning of performance period and is the same for all 3 years
Annual payout calculation results in:
NO
‘catch-up’ for poor performance years
NO
‘rollover’ for very strong years

Proposal
#3:
The
Board
recommends
you
vote
FOR
ratification
of
PricewaterhouseCoopers LLP (PwC)
The members of the Audit Committee and the Board believe that continued retention of PwC as the Firm’s independent external auditor is in the best interests of JPMorgan Chase and its shareholders
Engagement of independent registered public accounting firm
The Audit Committee annually reviews PwC’s qualifications, performance and independence in connection with its determination as to whether to retain PwC. In conducting its review, the Audit Committee considers, among other factors:
The professional qualifications of PwC and that of the key members of the audit team
PwC’s performance on the Firm’s audit, including its professional skepticism and objectivity
The audit quality of PwC, including recent Public Company Accounting Oversight Board (“PCAOB”) reports, peer self-reviews, and legal risks and significant proceedings affecting PwC
The independence of PwC
Audit committee annually reviews PwC
The Audit Committee assesses PwC’s independence throughout the year. This includes reviewing with PwC its practices for maintaining independence
It is JPMorgan Chase’s policy not to use PwC for any other services other than audit, audit-related and tax services in certain circumstances
In accordance with SEC rules and PwC policies, audit partners are subject to rotation requirements to limit the number of consecutive years of service an individual partner may provide audit services to our Firm
The lead audit partner and quality review partner may provide services to our Firm for a maximum of five consecutive years
The current lead audit partner is expected to serve in this capacity through the end of the 2020 audit
The Board believes there are significant benefits to having an auditor with extensive history with the Firm, including: the high quality of their audit work and accounting advice, their audit efficiency and effectiveness, and the time and expense that would be avoided to onboard a new auditor
Board oversight of PwC
For additional detail, see 2019 Proxy Statement pages 78-83

Agenda Page 1 Management proposals 7 2 Shareholder proposals 14

For additional detail, see 2019 Proxy Statement pages 85-87

JPMorgan Chase already conducts periodic pay equity reviews that take into account factors that potentially impact pay.
Globally, women at the Firm are paid 99% of what men are paid, taking into account factors that potentially impact pay. This is a more representative measure of comparable pay for similar work than a review focusing solely on median earnings of male and female employees
We are committed to fairness in compensation practices for all employees. The report requested on the median pay gap is primarily influenced by the representation of women at different levels of the organization and is not reflective of the Firm’s commitment to diversity, expanding advancement opportunities for women and minorities, and fairness in compensation. We do not believe it is a meaningful metric to present to shareholders
JPMorgan Chase is committed to diversity and inclusion best practices and devotes significant resources to programs, policies and analyses that we believe have a greater impact than the proposed pay gap report
Request that the Firm report on the company’s global median pay gap between male and female employees
Proposal #4: Gender pay equity report
The
Board
recommends
you
vote
AGAINST
this
shareholder
proposal

Proposal #5: Enhance shareholder proxy access
The Board recommends you vote
AGAINST
this shareholder proposal
The Firm’s proxy access By-law strikes an appropriate balance between providing shareholders with meaningful access to the right and protecting against potential abuse by shareholders whose interests are not aligned with the majority of long-term shareholders
The By-law requiring that nominees receive at least 20% support to be eligible for re-nomination protects shareholders from the expense and disruption of voting on repeat nominees who fail to garner significant shareholder support and provides opportunity for shareholders to nominate other qualified candidates
The Firm’s By-law, including our re-nomination threshold, is aligned with current best practices
For additional detail, see 2019 Proxy Statement pages 88-89
Recommend that our Board amend its proxy access bylaw provisions so that a director candidate shall not need to obtain a specific percentage vote in order to qualify as a shareholder proxy access director candidate

Proposal #6: Cumulative voting
The Board recommends you vote AGAINST
this shareholder proposal
One share, one vote best serves shareholder interests
Cumulative voting is inconsistent with majority voting for directors and increases the risk of disproportionate representation of special interests
The Firm has strong corporate governance standards that promote long-term shareholder value
Because each director oversees the management of the Firm for the benefit of all shareholders, the Board believes that changing the current voting procedures would not be in the best interests of all shareholders
For additional detail, see 2019 Proxy Statement pages 90-91
Recommend that our Board take the steps necessary to adopt cumulative voting

Notes
Notes on non-GAAP financial measures
1.
In
addition
to
analyzing
the
Firm’s
results
on
a
reported
basis,
management
reviews
Firmwide
results
on
a
“managed”
basis;
these
Firmwide
managed
basis
results
are
non-GAAP
financial
measures.
The
Firm
also
reviews
the results of the lines of business on a managed basis. The Firm’s definition of managed basis starts, in each case, with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the reportable business segments) on a fully taxable-equivalent basis. Accordingly, revenue from investments that receive tax credits and tax-exempt securities is presented in the managed results on a basis comparable to taxable investments and securities. These non-GAAP financial measures allow management to assess the comparability of revenue year-to-year arising from both taxable and tax-exempt sources.
The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business.
For a reconciliation of the Firm’s results from a reported to managed basis, see page 57 of the 2018 Form 10-K.
2.
TCE, ROTCE and TBVPS are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets
(other than mortgage servicing rights), net of related deferred tax liabilities. ROTCE measures the Firm’s net income applicable to common equity as a percentage of average TCE. TBVPS represents the Firm’s TCE at period-end divided by common shares at period-end. TCE, ROTCE and TBVPS are utilized by the Firm, as well as investors and analysts, in assessing the Firm’s use of equity. The following tables provide reconciliations and calculations of these measures for the periods presented.
Non-GAAP reconciliations
(a)
Represents deferred tax liabilities related to tax-deductible goodwill and to identifiable intangibles created in nontaxable transactions, which are netted against goodwill and other intangibles when calculating
TCE.
(b)
Represents net income applicable to common equity / average common stockholders’ equity.
Notes on key performance measures
1.
The Basel III common equity Tier 1 (“CET1”) ratio (which was fully phased-in effective January 1, 2019) is considered a key regulatory capital measure. This measure is used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Capital Risk Management on pages 85-94 of the 2018 Form 10-K.
2.
Core loans represent loans considered central to the Firm’s ongoing businesses; and exclude loans classified as trading assets, runoff portfolios, discontinued portfolios and portfolios the Firm has an intent to exit. Core loans is a measure utilized by the Firm and its investors and analysts in assessing actual growth in the loan portfolio.
3.
On December 22, 2017, the TCJA was signed into law. The Firm’s results for the year ended December 31, 2017, included a $2.4 billion decrease to net income, as a result of the enactment of the TCJA, as well as a legal benefit of $406 million (after-tax) related to a settlement with the FDIC receivership for Washington Mutual and with Deutsche Bank as trustee to certain Washington Mutual trusts. Adjusted ROTCE and adjusted earnings per share, which exclude the impact of these significant items, are each non-GAAP financial measures. Management believes these measures help investors understand the effect of these items on reported results.
(c)
Represents net income applicable to common equity / average TCE.
(d)
Represents common stockholders’ equity at period-end / common shares at period-end.
(e)
Represents TCE at period-end / common shares at period-end.

Footnotes
Additional information regarding slide 3: “We demonstrated strong financial performance in 2018”
1.
ROTCE and TBVPS are each non-GAAP financial measures; for a reconciliation and further explanation, see footnote 2 on slide 17.
2.
Reflects common dividends and common stock repurchases, net of common stock issued to employees.
3.
TSR shows the actual return of the stock price, with dividends reinvested.
Additional information regarding slide 4: “The Firm has demonstrated sustained, strong financial performance”
1.
ROTCE and TBVPS are each non-GAAP financial measures; for a reconciliation and further explanation, see footnote 2 on slide 17.
2.
Excluding the impact of the enactment of the Tax Cuts and Jobs Act (“TCJA”) of $(2.4) billion and a legal benefit of $406 million (after-tax) in 2017, adjusted ROTCE would have been 13% and adjusted EPS would have been $6.87. Adjusted ROTCE and adjusted EPS are each non-GAAP financial measures; for further explanation, see footnote 3 on slide 17.
Additional
information
regarding
slide
7:
“Proposal
#1:
Election
of
Directors”
1.
Director of a heritage company of the Firm as follows: Bank One Corporation: Mr. Burke (2003–2004), Mr. Crown (1996–2004), Mr. Dimon, Chairman of the Board (2000–2004) and Mr. Jackson (1993–2004); First Chicago
Corp.: Mr. Crown (1991–1996); and J.P. Morgan & Co. Incorporated: Mr. Raymond (1987–2000).
2.
Principal standing committee.
3.
Retired from JPMorgan Chase & Co. in 2005.
Additional
information
regarding
slide
10:
“Proposal
#2:
Advisory
resolution
to
approve
executive
compensation
(cont’d)”
1.
ROTCE is a non-GAAP financial measure; for a reconciliation and further explanation, see footnote 2 on slide 17.
2.
Reflects common dividends and common stock repurchases, net of common stock issued to employees.
3.
For
external
recognition
sources
for
CIB
and
AWM,
refer
to
pages
59-60
of
the
2019
Proxy
Statement.
CCB
recognition
is
from
J.D.
Power’s
2018
National
Banking
Study;
CB
recognition
is
from
S&P
Global
Market
Intelligence as of December 31, 2018.
4.
Total compensation range for Other NEOs includes Mr. Pinto. Pay Mix components for Other NEOs exclude Mr. Pinto. The terms and conditions of Mr. Pinto’s compensation reflect the requirements of E.U. and U.K.
regulations. For additional information on Mr. Pinto’s pay mix, see footnote 1 on page 52 of the 2019 Proxy Statement.
5.
See page 63 of the 2019 Proxy Statement for more details on clawbacks.

Forward-looking statements
These Proxy Supplemental Materials contain forward-looking statements. These statements can be identified by the fact that they do not relate strictly to historical or current facts. Forward-looking statements often use words such as “anticipate,” “target,” “expect,”
“estimate,” “intend,” “plan,” “goal,” “believe” or other words of similar meaning. Forward-looking statements provide JPMorgan Chase
& Co.’s (“JPMorgan Chase” or the “Firm”) current expectations or forecasts of future events, circumstances, results or aspirations, and are subject to significant risks and uncertainties. These risks and uncertainties could cause the Firm’s actual results to differ materially from those set forth in such forward-looking statements. Certain of such risks and uncertainties are described in JPMorgan
Chase’s Annual Report on Form 10-K for the year ended December 31, 2018. JPMorgan Chase does not undertake to update the forward-looking statements included in these Proxy Supplemental Materials to reflect the impact of circumstances or events that may arise after the date the forward-looking statements were made.
This document is only a summary of certain information in JPMorgan Chase & Co.’s 2019 Proxy Statement, and shareholders should read the Proxy Statement in its entirety before voting their shares.
19